Power of Attorney

     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ A. D. CORRELL
                                        _____________________
                                        A. D. CORRELL

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ W. E. BABIN
                                        ______________________
                                        W. E. BABIN

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ JAMES E. BOSTIC, JR.
                                        _________________________
                                        JAMES E. BOSTIC, JR.

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ GERARD R. BRANDT
                                        _________________________
                                        GERARD R. BRANDT

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ DONALD L. GLASS
                                        _____________________________
                                        DONALD L. GLASS

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ JAMES F. KELLEY
                                        ________________________
                                        JAMES F. KELLEY

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ CLINT M. KENNEDY
                                        ____________________________
                                        CLINT M. KENNEDY

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ MAURICE W. KRING
                                        __________________________
                                        MAURICE W. KRING

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ GEORGE A. MACCONNELL
                                        _____________________________
                                        GEORGE A. MACCONNELL

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ JOHN F. MCGOVERN
                                        _________________________
                                        JOHN F. MCGOVERN

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ DAVIS K. MORTENSEN
                                        _________________________
                                        DAVIS K. MORTENSEN

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ JOHN F. RASOR
                                        _______________________
                                        JOHN F. RASOR

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ LEE M. THOMAS
                                        _______________________
                                        LEE M. THOMAS

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ JAMES E. TERRELL
                                        _________________________
                                        JAMES E. TERRELL

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ ROBERT CARSWELL
                                        _______________________
                                        ROBERT CARSWELL

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ JANE EVANS
                                        _____________________
                                        JANE EVANS

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ DONALD V. FITES
                                        ______________________
                                        DONALD V. FITES

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ HARVEY C. FRUEHAUF, JR.
                                        _____________________________
                                        HARVEY C. FRUEHAUF, JR.

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ RICHARD V. GIORDANO
                                        ____________________________
                                        RICHARD V. GIORDANO

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ DAVID R. GOODE
                                        __________________________
                                        DAVID R. GOODE

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ T. MARSHALL HAHN, JR.
                                        ____________________________
                                        T. MARSHALL HAHN, JR.

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ M. DOUGLAS IVESTER
                                        ___________________________
                                        M. DOUGLAS IVESTER

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ FRANCIS JUNGERS
                                        ________________________
                                        FRANCIS JUNGERS

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ LOUIS W. SULLIVAN
                                        ________________________
                                        LOUIS W. SULLIVAN

                               Power of Attorney


     KNOW ALL MEN BY THESE PRESENTS that the undersigned director or officer, or both, of Georgia-Pacific Corporation, a Georgia corporation (the "Corporation"), hereby constitutes and appoints A. D. Correll, James F. Kelley and Kenneth F. Khoury, and each of them, his or her true and lawful attorney-in-fact and agent to sign (1) any and all amendments to, and supplements to any prospectus contained in, the Registration Statements on Form S-3 Nos. 333-01785 and 33-64673 (related to $500,000,000 aggregate principal amount of debt securities of the Corporation), the Registration Statements on Form S-8, No. 33-60933 (related to the 1995 Employee Stock Purchase Plan), Nos. 2-99380, 33-58664 and 33-52823 (related to the 1984, 1993 and 1994 Employee Stock Option Plans), No. 33-48328 (related to the Georgia-Pacific Corporation Savings and Capital Growth Plan), No. 33-52815 (related to the Georgia-Pacific Corporation Hourly 401(k) Savings
Plan) and No. 33-59057 (related to the 1995 Shareholder Value Incentive Plan) filed with the Securities and Exchange Commission (the "Commission"), and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Corporation's Annual Report on Form 10-K for the year ended December 31, 1996; (3) a Registration Statement on Form S-8 related to the offering of 2,000,000 shares of the Common Stock of the Corporation to the employees of the Corporation and its subsidiaries under the Corporation's 1997 Employee Stock Purchase Plan, and any and all amendments to, and supplements to any prospectus contained in, such Registration Statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; and (4) any other reports or registration statements to be filed by the Corporation with the Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or reports or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable this Corporation to comply with the securities laws of the United States and of any State or other political subdivision thereof; hereby ratifying and confirming all that such attorneys-in-fact and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 1997.


                                        /s/ JAMES B. WILLIAMS
                                        __________________________
                                        JAMES B. WILLIAMS